SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 2, 2004

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30419 (Commission File Number)	36-3840979 (I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona (Address of principal executive offices)	85008 (Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure.

Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated January 2, 2004 titled “ON Semiconductor Files Shelf Registration Statement for Common Stock.”

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired
Not	applicable.

(b)	Pro Forma Financial Information
Not	applicable.

(c)	Exhibits

Exhibit No.	Description

99	News release for ON Semiconductor Corporation dated January 2, 2004 titled “ON Semiconductor Files Shelf Registration Statement for Common Stock.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: January 2, 2004	By:	/s/ DONALD A. COLVIN

Donald A. Colvin Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99	News release for ON Semiconductor Corporation dated January 2, 2004 titled “ON Semiconductor Files Shelf Registration Statement for Common Stock”

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